EXHIBIT 99.1
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            Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002



I hereby certify that:

(A)     I have reviewed the Quarterly Report on From 10-Q:

(B)     To the best of my knowledge this quarterly report on Form 10Q
        (I) fully complies with the requirements of section 13 (a) or 15 (d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m (a) or 78o (d); and, (ii) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of Waste Technology Corporation and Subsidiaries during the period covered by the Report.



Dated:  April 21, 2003                            /s/ William E. Nielsen
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                                                  William E. Nielsen
                                                  President, CEO and
                                                  Chief Financial Officer